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                                                               April 1, 2000
 FUND PROFILE
T. ROWE PRICE
Corporate Income Fund

 A bond fund seeking a high level of income and some capital growth.
This profile summarizes key information about the fund that is included in the fund's prospectus. The fund's prospectus includes additional information about the fund, including a more detailed description of the risks associated with investing in the fund that you may want to consider before you invest. You may obtain the prospectus and other information about the fund at no cost by calling 1-800-638-5660, or by visiting our Web site at www.troweprice.com.

TROWEPRICELOGO
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                                                                           1

FUND PROFILE
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 What is the fund's objective?

   The objective is to provide high income and some capital growth.


 What is the fund's principal investment strategy?

   We will invest at least 65% of total assets in corporate debt securities issued by U.S. and foreign companies. Holdings will be a mix of long-term investment-grade and noninvestment-grade bonds (also called high-yield or junk bonds). The fund may invest in a variety of other securities in an effort to enhance income and achieve some capital growth. These include convertible debt and preferred stock, together limited to no more than 25% of assets; U.S. Treasury and agency securities; and mortgage- and asset-backed securities, including some mortgage derivatives. In addition, up to 25% of assets may be invested in non-U.S. dollar foreign securities, and there is no limit on the fund's investments in U.S. dollar-denominated foreign securities. We expect the fund's weighted average maturity to exceed 10 years.

   At least 65% of the fund's net assets must, at the time of purchase, have received an investment-grade rating (AAA, AA, A, BBB) from at least one rating agency (or, if unrated, must have a T. Rowe Price equivalent), but could be rated below investment grade (junk) by other agencies. Such bonds are called "split-rated." Up to one-third of total assets can be in bonds rated junk by all agencies that assign a rating. However, none of these ratings can be lower than B, and B- rated issues will not compose more than 10% of total assets.

   This investment program gives us considerable flexibility in seeking high income. Within the limits described, we can seek the most advantageous combination of securities. For example, when the difference is small between the yields of various quality levels, we may concentrate investments in higher-quality issues. When the difference is large, we may move down the credit scale to seek higher yields. Likewise, we may purchase bonds issued by foreign companies, including U.S. dollar-denominated Yankee bonds, when they offer higher yields than U.S. bonds of comparable quality and maturity.

   We may also invest in other securities, including futures and options, in keeping with the fund's objective.

   The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

   Further information about the fund's investments, including a review of market conditions and fund strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of any of these documents, call 1-800-638-5660.
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FUND PROFILE
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 What are the main risks of investing in the fund?

   A major source of risk for the fund is price declines caused by rising interest rates, but credit risk can be equally important.

  . Interest rate risk This is the decline in bond prices that usually accompanies a rise in interest rates. Longer-maturity bonds typically decline more than those with shorter maturities.

  . Credit risk This is the chance that any fund holding could have its credit rating downgraded, or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund's income level and share price. High-yield bonds are speculative since their issuers are more vulnerable to financial setbacks and recession than more creditworthy companies, but BBB rated bonds (and, especially, split-rated ones) may have speculative elements as well. High-yield bond issuers include small companies lacking the history or capital to merit investment-grade status, former blue chip companies downgraded because of financial problems, and firms with heavy debt loads.

  . The fund may continue to hold a security that has been downgraded or loses its investment-grade rating after purchase.

   The fund's credit risk is greater than a Treasury fund or one with all high-quality bonds, but less than a fund focusing entirely on high-yield
   (junk) bonds. Higher-quality bond prices are generally affected primarily by changes in interest rate levels, but high-yield bond prices are affected by other factors as well: changes in a company's financial situation, economic forecasts, stock market conditions, and overall market psychology that can lead to the kind of volatility associated with stocks. High-yield bonds are generally less liquid than high-quality bonds, meaning that large transactions can cause substantial price changes.

  . Foreign investing risk To the extent the fund holds foreign bonds, it will be subject to special risks whether the bonds are denominated in U.S. dollars or foreign currencies. These risks include potentially adverse political and economic developments overseas, greater volatility, lower liquidity, and the possibility that foreign currencies will decline against the dollar, lowering the value of securities denominated in those currencies and possibly the fund's share price. Currency risk affects the fund primarily to the extent that it holds nondollar foreign bonds.

   In addition, derivative securities held by the fund can be unusually volatile, and a small position could cause a significant loss.

   As with any mutual fund, there can be no guarantee the fund will achieve its objective.
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FUND PROFILE
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  . The fund's share price may decline, so when you sell your shares, you may lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


 How can I tell if the fund is appropriate for me?

   Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. If you can accept the possibility of share price declines in an effort to achieve high income and some capital growth, the fund could be an appropriate part of your overall investment strategy. If you are investing for principal safety and liquidity, you should consider a money market fund.

   The fund can be used in both regular and tax-deferred accounts, such as IRAs.

  . The fund should not represent your complete investment program or be used for short-term trading purposes.


 How has the fund performed in the past?

   The bar chart and the average annual total return table indicate risk by illustrating how much returns can differ from one year to the next. The fund's past performance is no guarantee of its future returns.

   The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted in the chart.
LOGO


           Calendar Year Total Returns
    "96"        "97"        "98"         "99"
 ------------------------------------------------
    4.69       12.57        2.28        -0.83
 ------------------------------------------------


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FUND PROFILE
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          Quarter ended              Total return

 Best quarter                            9/30/97 4.89%

 Worst quarter                           9/30/98 -4.02%

            The fund's total return for the six months ended 6/30/99 was -1.07%.



 Table 1  Average Annual Total Returns
                                         Periods ended 3/31/00
                                                    Since inception
                                       1 year        (10/31/1995)
 -----------------------------------
  Corporate Income Fund                0.95%             5.31%

  Lehman Aggregate Bond Index          1.87              5.91
  Lipper Corporate Debt Funds          0.57              5.41
  BBB-Rated Average
 --------------------------------------------------------------------



 These figures include changes in principal value, reinvested dividends, and capital gain distributions, if any.


 What fees or expenses will I pay?

   The fund is 100% no load. There are no fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b-1 fees. Like all mutual funds, the fund charges the following:

  . A management fee The percent of fund assets paid to the fund's investment manager. The fund's fee comprises a group fee, 0.32% as of June 30, 1999, and an individual fund fee of 0.15%.

  . "Other" administrative expenses Primarily the servicing of shareholder accounts, such as providing statements and reports, disbursing dividends, and providing custodial services.


 Table 2  Fees and Expenses of the Fund
                                               Annual fund operating expenses
                                        (expenses that are deducted from fund assets)
 -------------------------------------------------------------------------------------
  Management fee                                           0.47%/a/

  Other expenses                                           0.66%

  Total annual fund operating
  expenses                                                 1.13%/a/

  Fee waiver/reimbursement                                 0.33%

  Net expenses                                             0.80%
 -------------------------------------------------------------------------------------


 /a/
   To limit the fund's expenses during its initial period of operations, T. Rowe Price contractually obligated itself to waive its fees and bear any expenses through May 31, 1999, that would cause the fund's ratio of expenses to average net assets to exceed 0.80%. Effective June 1, 1999, T. Rowe Price agreed to extend the expense limitation of 0.80% for a period of two years through May 31, 2001. Fees waived or expenses paid or assumed under these agreements are subject to reimbursement to T. Rowe Price by the fund whenever the fund's expense ratio is below 0.80%; however, no reimbursement will be made after May 31, 2001 (for the first agreement), or May 31, 2003 (for the second agreement), or if it would result in the expense ratio exceeding 0.80%. Any amounts reimbursed will have the effect of increasing fees otherwise paid by the fund.
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FUND PROFILE
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   Example.  The following table gives you a rough idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in this fund with that of other funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, the expense limitation currently in place is not renewed, you invest $10,000, you earn a 5% annual return, and you hold the investment for the following periods:

   1 year      3 years      5 years       10 years
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
    $82         $292         $557          $1,314
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



 Who manages the fund?

   The fund is managed by T. Rowe Price Associates, Inc. Founded in 1937, T. Rowe Price and its affiliates manage investments for individual and institutional accounts. The company offers a comprehensive array of stock, bond, and money market funds directly to the investing public.

   Robert M. Rubino manages the fund day-to-day and has been chairman of its Investment Advisory Committee since 1998. He joined T. Rowe Price in 1987 and has been managing investments since 1993.


 Note: The following questions and answers about buying and selling shares and services do not apply to employer-sponsored retirement plans. If you are a participant in one of these plans, please call your plan's toll-free number for additional information.


 How can I purchase shares?

   Fill out the New Account Form and return it with your check in the postpaid envelope. The minimum initial purchase is $2,500 ($1,000 for IRAs and gifts or transfers to minors). The minimum subsequent investment is $100 ($50 for IRAs, gifts or transfers to minors, or Automatic Asset Builder). You can also open an account by bank wire, by exchanging from another T. Rowe Price fund, or by transferring assets from another financial institution.


 How can I sell shares?

   You may redeem or sell any portion of your account on any business day. Simply write to us or call. You can also access your account at any time via Tele*Access /(R)/ or our Web site. We offer convenient exchange among our entire family of domestic and international funds. Restrictions may apply in special circumstances, and some redemption requests need a signature guarantee. A $5 fee is charged for wire redemptions under $5,000.
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FUND PROFILE
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 When will I receive income and capital gain distributions?

   The fund distributes income monthly and net capital gains, if any, at year-end. For regular accounts, income and short-term gains are taxable at ordinary income rates, and long-term gains are taxable at the capital gains rate. Distributions are reinvested automatically in additional shares unless you choose another option, such as receiving a check. Distributions paid to IRAs and employer-sponsored retirement plans are automatically reinvested.


 What services are available?

   A wide range, including but not limited to:

  . retirement plans for individuals and large and small businesses;

  . automated information and transaction services by telephone or computer;

  . electronic transfers between fund and bank accounts;

  . automatic investing and automatic exchange;

  . brokerage services; and

  . asset manager accounts.
T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, MD 21202
www.troweprice.com

LOGO
                                                                     RPS F03-035
 T. Rowe Price Investment Services, Inc., Distributor
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